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                                                                   Exhibit 10.9


              REAFFIRMATION OF COMMITMENTS MADE IN STOCK AGREEMENT
                               OF JAY A. SEKULOW




         On this 30th day of June, 1999, the undersigned, Carl Thompson ("Thompson"), a stockholder of AmeriVision Communications, Inc. (the "Company") acknowledges that Jay A. Sekulow ("Sekulow") and the Company entered into a Stock Agreement on May 24, 1999. Notwithstanding such Stock Agreement, Thompson reaffirms and agrees to continue to be bound by all pledges, commitments, promises, and covenants that he made in a Stock Agreement dated January 27, 1998 between the Company, Thompson, Tracy Freeny and Sekulow, including but not limited to his pledge to vote for Sekulow, John Damoose and Stephen D. Halliday to serve on the Company's Board of Directors.





                                            By:      /s/ Carl Thompson
                                               --------------------------------
                                                     Carl Thompson